UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2021

The Jones Financial Companies, L.L.L.P.

(Exact Name of Registrant as Specified in Its Charter)

Missouri	0-16633	43-1450818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12555 Manchester Road, Des Peres, Missouri	63131
(Address of Principal Executive Offices)	(Zip Code)

(314) 515-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

The Jones Financial Companies, L.L.L.P. (the “Partnership” or the “Firm”), including the principal operating subsidiary of the Partnership, Edward D. Jones & Co., L.P. (collectively, “Edward Jones”), is disclosing certain of its results of operations related to calendar year 2020. The full text of this information is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Sales of Equity Securities.

On January 8, 2021, the Partnership offered subordinated limited partnership interests (the “SLP Interests”), which are fully described in the Partnership’s Twentieth Amended and Restated Agreement of Registered Limited Liability Limited Partnership, dated as of August 6, 2018 (which was filed as Exhibit 3.1 to the Partnership’s Current Report on Form 8-K, dated August 6, 2018). The Partnership issued the SLP Interests pursuant to Section 4(a)(2) under the Securities Act, in a privately negotiated transaction and not pursuant to a public offering or solicitation, to current general partners and retiring general partners of the Partnership for an aggregate price of $59,900,575.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Certain results of operations related to calendar year 2020 disclosed by the Partnership on January 13, 2021.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Certain results of operations related to calendar year 2020 disclosed by the Partnership on January 13, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES FINANCIAL COMPANIES, L.L.L.P.

Date:	January 13, 2021	By:	/s/ Kevin D. Bastien
			Name:	Kevin D. Bastien
			Title:	Chief Financial Officer